UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ClearOne, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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1

CLEARONE, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 8, 2016
The Annual Meeting of Shareholders of ClearOne, Inc., a Utah corporation, will be held at 11:30 a.m., local time, on Wednesday, June 8, 2016, at Conference Room 10, Westgate Las Vegas Resort and Casino, 3000 Paradise Road, Las Vegas, NV 89109.
The following describes the purpose of the Annual Meeting:
1. To elect four members of our Board of Directors;
2. To ratify the appointment of our independent public accountants;
3. To approve, by non-binding advisory vote, the compensation of our named executive officers;
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.
Only shareholders of record at the close of business on April 28, 2016 are entitled to notice of and to vote at the meeting.
All shareholders are cordially invited to attend the meeting and vote in person. However, to ensure your representation at the meeting, you are urged to vote as promptly as possible, whether via the Internet, by telephone, or, by marking, signing, dating, and returning the enclosed proxy in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously submitted a proxy. If you need to obtain directions on how to attend the Annual Meeting and vote in person, please contact our corporate offices at +1 (801) 975-7200.
Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Shareholders to be held on June 8, 2016. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our Proxy Statement and Annual Report for the fiscal year ended December 31, 2015 are available on our corporate website and may be accessed at www.clearone.com under “Investor Relations”.

Sincerely,

/s/ Narsi Narayanan
Narsi Narayanan
Corporate Secretary

Salt Lake City, Utah
April 29, 2016

2

CLEARONE, INC.
5225 Wiley Post Way, Suite 500
Salt Lake City, Utah 84116
____________________
PROXY STATEMENT
____________________
ANNUAL MEETING OF SHAREHOLDERS
JUNE 8, 2016
____________________
This proxy statement is solicited by and on behalf of the Board of Directors of ClearOne, Inc., a Utah corporation (hereinafter referred to as the “Company,” “ClearOne,” “we,” “us” or “our”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held on June 8, 2016 at Conference Room 10, Westgate Las Vegas Resort and Casino, 3000 Paradise Road, Las Vegas, NV 89109, at 11:30 A.M. local time, or at any continuations thereof.
These proxy solicitation materials will be distributed on or about May 9, 2016 to all shareholders entitled to vote at the meeting.
QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING
What is the purpose of this Proxy Statement and accompanying Proxy?

    A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxies for the Annual Meeting. These officers are Zeynep Hakimoglu and Narsi Narayanan.

The Board of Directors is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Annual Meeting.  This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to: (i) elect four directors; (ii) ratify the appointment of Tanner LLC as our independent public accountants for the year ending December 31, 2016; (iii) approve, by non-binding advisory vote, the compensation of our named executive officers; and (iv) to transact any such other business that properly comes before the Annual Meeting (each a “Proposal,” and collectively, the “Proposals”).  Although the Board of Directors does not anticipate that any other issues will come before the Annual Meeting, your completed and executed proxy gives the official proxies the right to vote your shares that you are entitled to vote in their discretion on any other matter properly brought before the Annual Meeting.

What is the record date for voting at the Annual Meeting?

The record date for purposes of determining the number of outstanding shares of our common stock eligible to vote at the Annual Meeting, and for determining the shareholders entitled to vote at the Annual Meeting, is the close of business on April 28, 2016 (the “Record Date”).  As of the Record Date, 9,191,333 shares of common stock were issued and outstanding.  No other series of stock is outstanding.  Holders of the shares of common stock have no preemptive rights. The transfer agent for the common stock is Broadridge.

What is the quorum requirement for the Annual Meeting?

A quorum must be present at the meeting in order for the shareholders to take official action. Under Utah law and our Articles of Incorporation and Bylaws, a quorum will exist if a majority of the total number of shares entitled to vote are present, in person or by proxy. Abstentions and broker non-votes, which are described below, will be counted as “represented” for the purpose of determining the presence or absence of a quorum.
What is a broker non-vote and how is it counted?

Under applicable rules, brokers are permitted to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. However, brokers are not allowed to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

The broker can register your shares as present at the Annual Meeting for purposes of attendance and obtaining a quorum, but will not be able to vote on those matters for which specific authorization is required.  Similar to abstentions, broker non-votes are not considered a vote cast. Broker non-votes will have no effect on the voting of Proposals One through five that are on the agenda to be presented at the meeting.

What routine matters will be voted on at the Annual Meeting?

The ratification of the independent public accountants is the only routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Annual Meeting?

The election of directors and the advisory vote on the compensation of our named executive officers are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers. Your broker will not be allowed to vote your shares on any non-routine matters without your specific instructions. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How many votes are needed to approve each Proposal?
On all matters, except as otherwise provided by Utah law, each holder of common stock will be entitled to one vote for each share of common stock held on the Record Date. Assuming that a quorum is present, the votes needed to approve each Proposal are set forth below.
Proposal One
In the election of directors, shareholders will not be allowed to cumulate their votes. The election of directors will be determined by plurality vote.
Proposals Two and Three
The Proposal to ratify the appointment of Tanner LLC as our independent public accountants for the year ending December 31, 2016, and the Proposal to approve, by non-binding advisory vote, the compensation of our named executive officers require that the votes cast in favor of the Proposal must exceed the votes cast against the Proposal.
Abstentions and broker non-votes will not affect the outcome of the election of directors, the Proposal to ratify the appointment of Tanner LLC as our independent public accountants for the year ending December 31, 2016, or the advisory vote on the compensation of our named officers,

Other Matters
Any other matter properly presented for approval by the shareholders at the Annual Meeting will generally be approved if the number of votes cast in favor of such matter exceeds the number of votes cast in opposition.  With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter. We are not currently aware of any other matters to be presented at the Annual Meeting.
What are the Board of Director’s recommendations on the Proposals?
The Board of Directors recommends that shareholders cast their votes on the Proposals as follows:

•	“FOR” all director nominees listed in the proxy statement,

•	“FOR” the ratification of the appointment of our independent public accountants, and

•	“FOR,” by non-binding advisory vote, the approval of the compensation of our named executive officers.

What is the effect of an “advisory” vote?

Because your votes with respect to approval of our named executive officer compensation is advisory, it will not be binding upon the Board. However, our Compensation Committee and the Board will take the outcomes of the votes into account when considering future executive compensation arrangements of our named executive officers.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held.  If your shares are registered directly in your name with Broadridge, our transfer agent, you are a “shareholder of record.”  If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

Will I get more than one copy of the proxy statement, annual report or Notice of Internet Availability if there are multiple shareholders at my address?

In some cases, only one copy of this proxy statement, annual report or Notice of Internet Availability is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon a written or oral request, a separate copy of this proxy statement, annual report or Notice of Internet Availability to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders sharing an address may also submit requests for delivery of a single copy of the proxy statement, annual report or Notice of Internet Availability, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, a shareholder may submit a written request to the Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116 or a shareholder may make a request by calling the Corporate Secretary at +1 (801) 975-7200, or by contacting our transfer agent, Broadridge at 51 Mercedes Way, Edgewood, New York 11717 or calling + 1 (877) 830-4936.
How do I vote?

If your shares of common stock are held in street name by a broker, bank or other nominee, you will receive information from your nominee as to how to instruct them to vote your shares of common stock for each of the Proposals discussed in this proxy statement.

If you are a shareholder of record and hold common stock in your own name, you may give instructions on how to vote your shares of common stock by following the instructions on the proxy card or Notice of Internet Availability on how to vote over the Internet, by phone, or by mail by completing, signing, dating and returning the proxy card.

By completing and submitting the proxy (whether over the internet, by telephone, or by signing, dating and mailing the accompanying proxy card), the shareholder authorizes Zeynep Hakimoglu, Chairman and Chief Executive Officer, and Narsi Narayanan, Corporate Secretary, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly completed and submitted will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR each proposal set forth in this proxy statement. Votes will be tabulated by Broadridge.

How do I revoke my proxy?

You may revoke your proxy before the vote is taken at the Annual Meeting by:

•completing, signing and submitting a new proxy with a later date;

•attending the Annual Meeting and voting in person; or

•filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Your attendance at the Annual Meeting will not automatically revoke your proxy.

You may obtain an additional proxy card by writing to ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116, Attention: Corporate Secretary.  If the common stock you own is held on your behalf by a broker, bank or other nominee, you must contact the nominee to receive instructions as to how you can revoke your proxy.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a current report on Form 8-K filed with the SEC within four (4) business days of the date of the Annual Meeting, unless only preliminary voting results are available at that time.  To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.  You may access or obtain a copy of these and our other reports filed with the SEC free of charge on our web site at http://www.clearone.com .  Also, such Form 8-K, any amendments thereto and other reports we file with the SEC are available to you over the Internet at the SEC’s web site at http://www.sec.gov.

How can I view the shareholder list?

A complete list of shareholders of record entitled to vote at the Annual Meeting will be available for viewing during ordinary business hours for a period of ten (10) days before the Annual Meeting at our offices located at 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the costs of the solicitation. The solicitation of proxies by the Board of Directors will be conducted primarily by mail and through the Internet.  Additionally, our officers, directors and employees may solicit proxies personally or by telephone, email or other forms of wire or facsimile communication.  These officers, directors and employees will not receive any extra compensation for these services.  We may reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our common stock as of the record date.

How can I obtain a copy of the Annual Report on Form 10-K?

Our 2015 Annual Report on Form 10-K, as amended, has been made available to shareholders with or preceding this proxy statement. You may also access or obtain a copy of our 2015 Annual Report on Form 10-K and other reports filed with the SEC free of charge on our web side at http://www.clearone.com, or at the SEC's web site at http://www.sec.gov. The 2015 Annual Report contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Audit and Compliance Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.
We will provide, without charge, a printed copy of our 2015 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, to each shareholder of record as of the record date that requests a copy in writing. Any such requests should be directed to our Corporate Secretary at our corporate offices set forth in this proxy statement.

PROPOSAL ONE
ELECTION OF DIRECTORS
Our Articles of Incorporation and bylaws provide that our Board of Directors shall consist of not less than three or more than nine members as determined by the Board of Directors or our shareholders from time to time. The Board of Directors has currently fixed the number of directors at five. The term of each of our directors expires at the 2016 Annual Meeting. We have nominated four out of five existing directors for election at the meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The four director nominees are Ms. Hakimoglu, Mr. Baldwin, Mr. Hendricks and Mr. Robinson. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by our Board of Directors. The Board of Directors has no reason to believe any nominee will be unable or will decline to serve as a director.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN.
Directors and Nominees for Director
The following table sets forth certain information regarding our directors and nominees for directors.

Name	Age	Position	Director Since
Zeynep “Zee” Hakimoglu	62	Chairman, Chief Executive Officer, and President (4)(5)	See Note 4
Brad R. Baldwin	60	Director (1)(2)(3)(5)	1988
Larry R. Hendricks	73	Director (1)(2)(3)(5)	2003
Eric. L Robinson	49	Director(1)(5)	2015
Scott M. Huntsman	50	Director(1)(2)(3)	2003
_______________________

(1)	Member of the Audit and Compliance Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating Committee

(4)	Officer since July 2004; Director since April 2006; Chairman of the Board since July 2007.

(5)	Nominee for Director

Zee Hakimoglu is our President, Chief Executive Officer and Chairman. She joined our company in December 2003 as Vice President of Product Line Management and was appointed President and Chief Executive Officer in July 2004; she has served as a director of our company since April 2006 and was named Chairman of the Board in July 2007. Prior to joining ClearOne, Ms. Hakimoglu had more than 25 years of senior-level, high-tech experience, serving in a variety of executive positions in such areas as business development, product marketing, engineering and product-line management. She served as Vice President of Product Line Management for Oplink Communications, a publicly traded developer of fiber optic subsystems and components, from December 2001 to December 2002; and, President of OZ Optics USA, a manufacturer of fiber optic test equipment and components, from August 2000 to November 2001. From October 1998 to August 2000, she was Vice President of Business Development for Kaifa Technology and was instrumental in its acquisition by E-Tek Dynamics and later by JDS Uniphase. Through these acquisitions, she held the role of Deputy General Manager of the Kaifa Technology business unit. From May 1982 until it was acquired in September 1996, Ms. Hakimoglu held various positions including Vice President of Wireless Engineering and Vice President of the Wireless Business Unit for Aydin Corp., a telecommunications equipment company that formerly traded on the New York Stock Exchange. Ms. Hakimoglu earned a Bachelor of Science Degree in Physics from California State College, Sonoma, and a Master's Degree in Physics from Drexel University. In light of Ms. Hakimoglu's rich experience in the high-tech industry and her unique and extensive understanding of ClearOne's business, our Board has concluded that Ms. Hakimoglu should continue to serve as a director.
Brad R. Baldwin has served as a director of our company since October 1988, and was appointed "lead independent director" in 2013.  Mr. Baldwin is an attorney licensed to practice in Utah. He is currently employed as President and CEO of First Utah Bank, a full service commercial and community bank headquartered in Salt Lake City, Utah. Prior to that, Mr. Baldwin served as general counsel to the Wasatch Front Regional Multiple Listing Service ("WFRMLS"), which provided data and real estate services to over 10,000 real estate brokers, agents and appraisers in Utah. From 2001 to 2009, he served as an attorney and investment real estate specialist with Commerce CRG in Salt Lake City, Utah.  From 1988 to 2000, he served as legal counsel and president of Banc One, Utah, a full service commercial bank owned by Banc One Corporation.  He also practiced business, corporate and real estate law for ten years in Salt Lake City.  He has a degree in finance from the University of Utah and a law degree from the University of Washington. He has served on the board of many community organizations, including the Salt Lake Area Chamber of Commerce, the Utah Bankers Association, and the Economic Development Corporation of Utah.  In light of Mr. Baldwin's legal and financial services background and unique understanding of our business due to his long service on our Board, the Board has concluded that Mr. Baldwin should continue to serve as a director.
Larry R. Hendricks has served as a director of our company since June 2003.  Mr. Hendricks is a Certified Public Accountant who retired in December 2002 after serving as Vice President of Finance and General Manager of Daily Foods, Inc., a national meat processing company.  During his 30-year career in accounting, he served as a self-employed CPA and worked for the international accounting firm Peat Marwick & Mitchell.  Mr. Hendricks has served on the boards of eight other organizations, including Tunex International, Habitat for Humanity, Daily Foods, Skin Care International, and the National Advisory Board of the Huntsman College of Business at Utah State University.  He earned a Bachelor's Degree in Accounting from Utah State University and a Master of Business Administration Degree from the University of Utah.  In light of Mr. Hendricks' background in finance and accounting and his deep understanding of our business due to his long service on our Board, the Board has concluded Mr. Hendricks should continue to serve as a director.

Eric. L Robinson has served as a director of our company since July 2015. Mr. Robinson spent fourteen years in private practice as a corporate attorney, including eleven years as a partner in the Salt Lake City, Utah law firm of Blackburn & Stoll, LC. Mr. Robinson's law practice focused on securities, corporate and other business transactions. Mr. Robinson has been principally employed as General Counsel, Chief Financial Officer and director of MicroPower Global Limited, a development stage company in the semiconductor business since 2009. Mr. Robinson also maintains a small law practice. He also served as General Counsel, Chief Financial Officer and a director to a genetic research company from 2008 until 2015. Mr. Robinson previously acted as General Counsel and Chief Financial Officer to a commercial construction company from 2007 until 2008 which had revenues in excess of $100 million during his tenure. His legal practice includes working with companies in connection with public and private offerings of securities, corporate partnering, mergers and acquisitions, licensing and technology transfer and compensation planning. He graduated from the University of Utah with honors with a B.S. degree in accounting and he subsequently passed the CPA exam (unlicensed). He graduated from Vanderbilt University with a J.D. where he graduated Order of the Coif and acted as a Managing Editor of the Law Review. Mr. Robinson has previously served as corporate and securities legal counsel to the Company and the Company's largest shareholder, E. Dallin Bagley. In light of Mr. Robinson’s legal and financial background, the Board has concluded that Mr. Robinson should continue to serve as a director.

Scott M. Huntsman has served as a director of our company since June 2003.  Mr. Huntsman is the CEO of Martin Door, a business based in Utah. He has served as President and CEO of GlobalSim, a technology and simulation company, since February 2003, and as Chief Financial Officer from April 2002 to February 2003.  Prior to joining GlobalSim, he spent 11 years on Wall Street as an investment banker, where he focused on mergers, acquisitions, and corporate finance transactions.  Mr. Huntsman served at Donaldson, Lufkin and Jenrette Securities Corporation from August 1996 to 2000, when they merged with Credit Suisse First Boston where he served until October 2001. Mr. Huntsman serves as a director of Ballet West (where he is Treasurer and a member of the Executive Committee), the Community Foundation of Utah, the Gifted Music School, and Kongsberg Maritime Simulation Americas. Mr. Huntsman earned a Bachelor's Degree from Columbia University and a Master of Business Administration Degree from The Wharton School at the University of Pennsylvania.  He also studied at the London School of Economics as a Kohn Fellowship recipient.  In light of Mr. Huntsman's background in finance, particularly in the areas of mergers and acquisitions and corporate finance, and in view of his experience as a leader of a technology company, the Board previously concluded Mr. Huntsman should serve as a director.
CORPORATE GOVERNANCE
Information Relating to Corporate Governance and the Board of Directors
Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Baldwin, Hendricks, Huntsman and Robinson are independent directors, as “independence” is defined by the listing standards of NASDAQ. This determination was made because Messrs. Baldwin, Hendricks, Huntsman and Robinson have no relationship with us that would interfere with their exercise of independent judgment.
Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, and a Nominating Committee, each consisting entirely of independent directors.
Our Board of Directors has adopted charters for the Audit and Compliance, Compensation and Nominating Committees describing the authority and responsibilities delegated to each committee by the Board. We post on our website at

www.clearone.com the charters of our Audit and Compliance, Compensation and Nominating Committees, our Code of Ethics, and any amendments or waivers thereto and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Corporate Secretary at our corporate offices located at the address set forth in this proxy statement.
Board Leadership Structure; Lead Independent Director
The Board has no formal policy on whether the role of the Chairman of the Board and Chief Executive Officer should be held by separate persons. We believe it is important to maintain flexibility to have either combined offices or a separate Chairman and Chief Executive Officer structure as circumstances dictate and to make that determination based on the strategic and operational position and direction of the company and the character of the membership of the Board. The Board believes our current management structure, with Zeynep Hakimoglu serving as Chairman and Chief Executive Officer, is the optimal structure for us at this time. Ms. Hakimoglu possesses detailed and in-depth knowledge of the operational issues, opportunities and challenges facing the Company and its business, and also has a keen understanding of and ability to grasp our strategic position and opportunities. Given Ms. Hakimoglu’s particular skills and knowledge, as well as our size and stage of development, we believe Ms. Hakimoglu is best positioned to identify strategic priorities, develop agendas that the Board’s time and attention should be focused on as the most critical matters, and to lead the discussion and execution of strategy.
The Chief Executive Officer and the independent directors have different perspectives and roles in strategy development. The Chief Executive Officer brings Company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes its independent directors provide effective oversight of management, and that the combined role of Chief Executive Officer and Chairman promotes the development and execution of strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with a Board whose majority of directors are independent and the current Lead Independent Director, provides the appropriate balance between independent oversight of management and the development of strategy.
Our independent directors have selected Mr. Brad Baldwin to serve as the Board of Directors’ lead independent director. The lead independent director chairs all meetings of the non-employee and independent directors of the Board of Directors, including executive sessions. Interested parties who would like to contact Mr. Baldwin, or the non-employee or independent directors, on a confidential basis, may do so by mailing a written communication to Lead Independent Director, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.
Board Role in Risk Oversight
The Board of Directors is responsible for overseeing the management of the business and affairs of the Company, but delegates day-to-day management of the Company to the Chief Executive Officer and our executive management team. The Board of Directors is generally responsible for risk oversight, and the Audit and Compliance Committee assists the Board in fulfilling its responsibilities for general oversight of risk assessment and risk management. In addition, the other Board committees are also tasked with specific risk oversight functions pursuant to the terms of the committee charters or applicable NASDAQ rules. The Board as a whole and the various standing committees, in performing their respective risk oversight functions, have access to our company’s management team and external advisors, as necessary, and receive periodic presentations and reports from management, and incidental reports as matters arise with respect to strategic, operational, financial, legal or other risks and the plans management has to control such risks.
Committees of the Board of Directors
Audit and Compliance Committee. The Audit and Compliance Committee meets to review and discuss our accounting practices and procedures with management and independent public accountants and to review our quarterly and annual financial statements. The Audit and Compliance Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit and Compliance Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of our independent registered public accounting firm; approving the scope of our independent registered public accounting firm’s audit activities; approving the fees of our independent registered public accounting firm; approving any non-audit related services; reviewing the audit results; reviewing the objectivity and effectiveness of our internal audit function; and reviewing our financial reporting activities and the application of accounting standards and principles.
The members of the Audit and Compliance Committee are Scott M. Huntsman (Chairman), Brad R. Baldwin, Larry R. Hendricks, and Eric L. Robinson. Each member of the audit committee, in addition to being independent under the standards of

NASDAQ, is independent under the standards of the Securities and Exchange Commission’s rules and regulations pertaining to listed company audit committees. The Board of Directors has determined that Scott M. Huntsman and Eric L. Robinson are each an "audit committee financial expert" in accordance with applicable rules and regulations of the SEC.
Compensation Committee. The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs and administers the Company’s equity incentive plans for employees. Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the President and CEO with respect to compensation determinations for persons who are not executive officers of the Company. The members of the Compensation Committee are Brad R. Baldwin (Chairman), Larry R. Hendricks and Scott M. Huntsman.

Our compensation objectives for executive officers are as follows:

•	to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

•	to use incentive compensation to reinforce strategic performance objectives;

•	to align the interest of our executives with the interests of our shareholders such that the risks and rewards of strategic decisions are shared; and

•	to reflect the value of each officer’s position in the marketplace and within our company.

Policies and Practices Related to ClearOne’s Compensation Program. We strive to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives. For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine base salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance during the preceding year. In contrast, cash bonuses and long-term incentives are better able to reflect our company’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interests of our company. Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders. The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of our company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.
Comparable Companies. In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee considers compensation survey data from companies that the Compensation Committee has selected as comparable in terms of industry, size and location. The Compensation Committee periodically reviews the companies that are included as comparable companies and makes revisions to the group as appropriate. The Committee also reviews detailed compensation data on comparable companies obtained from Equilar, Inc. The Compensation Committee reviews surveys and relevant articles on executive compensation practices and receives reports from Equilar, Inc. on CEO pay strategies and trends for publicly traded small cap companies. The Compensation Committee also reviews executive compensation information for several Utah based publicly-traded companies having revenues similar to those of the Company. The Compensation Committee has reviewed this compensation data to ensure the company’s compensation of our executives is reasonable.
Equity Grant Practices. The Compensation Committee recognizes the importance of equity ownership in the alignment of shareholder and management interests. The exercise price of each stock option awarded to our executive officers under our incentive compensation programs is equal to the closing price of our common stock on the date of grant, which is the date when the Compensation Committee acts to approve equity awards for senior executives. Performance-based equity awards are also granted to our named executive officers at this time.
The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers. Generally, the base salary for each named executive officer is set at the beginning of each fiscal year by our Board of Directors after review of the recommendation of the Compensation Committee. The Compensation Committee considers the Chief Executive Officer’s appraisal of other executive officers’ general performance and looks especially to performance against predetermined goals before making its recommendation to the Board of Directors. In the past, the Compensation Committee has authorized the Chief Executive Officer to recruit executive officers and offer initial base salaries. The Chief Executive Officer recommends for the Compensation Committee’s approval the stock option grants and compensation related to achievement of non-quantitative goals under non-equity based incentive plans for other executive officers. The Compensation Committee did not employ any compensation consultants during the year ended December 31, 2015.
Nominating Committee. The Nominating Committee is responsible for overseeing the nomination of our directors. The Nominating Committee selects, evaluates, and recommends to the full Board of Directors qualified candidates for election to the Board of Directors. The members of the Nominating Committee are Larry R. Hendricks (Chairman), Brad R. Baldwin, and Scott M. Huntsman.

The Board of Directors will consider recommendations by shareholders for director nominees if the names of those nominees and relevant biographical information are submitted in writing to our company’s Secretary in the manner described for shareholder nominations below under the heading “Shareholder Proposals.” The Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business. All director nominations, whether submitted by a shareholder, the Nominating Committee, or the Board of Directors, will be evaluated in the same manner. All of the current nominees for director were recommended by the Nominating Committee and nominated by the Board of Directors. All four director nominees have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified and have consented to be named as nominees.
Board and Committee Meetings
Our Board of Directors held a total of twenty one meetings in 2015. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director was a member. Although we currently have no formal policy with respect to the attendance of members of the Board of Directors at the Annual Meetings of Shareholders, we encourage each of our directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of shareholders. All members of our Board of Directors attended the 2015 Annual Meeting of Shareholders.
In 2015, the Audit and Compliance Committee held six meetings, the Compensation Committee held three meetings, and the Nominating Committee held two meetings.
Code of Ethics
The Board of Directors adopted a code of ethics that applies to our Board of Directors, executive officers, and employees.  The Company's Code of Ethics is posted on our website at www.clearone.com.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership on Form 3 and reports of changes of ownership of our equity securities on Forms 4 and 5.  Officers, directors, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file.  Based solely on a review of the reports and amendments to reports furnished to us for the year ended December 31, 2015, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such period, except for the following: Larry Hendricks, a director, filed one Form 4 late for one transaction; Michael Braithwaite, an officer, filed one Form 4 late for one transaction and Eric Robinson, a director filed One Form 3 late and filed one Form 4 late for one transaction.
EXECUTIVE OFFICERS
The following table sets forth certain information regarding our executive officers.

Name	Age	Position	Officer Since
Zeynep Hakimoglu	62	Chairman, Chief Executive Officer, and President	2004
Narsi Narayanan	45	Senior Vice President of Finance and Corporate Secretary	2009
Michael J. Braithwaite	48	Senior Vice President - Network Media Streaming Business	2009
For the biography of Ms. Hakimoglu, see “Directors and Nominees for Director.”
Narsi Narayanan (now serving as Senior Vice President of Finance) has served as our Vice President of Finance since July 2009 and has nearly two decades of professional experience in the areas of accounting, finance and taxes. Prior to joining our company, he managed the SEC reporting, US GAAP accounting research, Sarbanes-Oxley Act (“SOX”) compliance and other financial reporting functions from August 2007 through February 2009 at Solo Cup Company, a publicly-reporting international consumer products company. Prior to that, Mr. Narayanan managed the accounting and finance functions, including SEC Reporting, SOX compliance and US GAAP accounting research, from June 2004 through August 2007 at eCollege.com, a leading technology company serving private educational institutions, which was also a publicly-reporting company before being acquired by Pearson Education group. In addition to being a Chartered Accountant, Mr. Narayanan has extensive experience working in public accounting and in senior finance positions in India with a large conglomerate. He is a Certified Public Accountant with graduate degrees in accounting (University of Utah, M. Acc.) and business (University of Illinois, MBA-Finance).

Michael Braithwaite (the co-founder and former CTO of NetStreams, Inc.) served as CTO of NetStreams from 2002 until he joined us in November 2009. He has served as the Senior Vice President of our Network Media Streaming Business since January 2014 and served as Chief Strategy Officer prior to that. Mr. Braithwaite has led a distinguished twenty-plus-year career as a visionary, disruptive innovator, and proven leader in the professional audio and consumer electronics industries. He has authored more than forty U.S. and International patents and patents pending. Before his service at NetStreams, Inc., Mr. Braithwaite was a product and market manager for Crestron Electronics where he worked on highly successful audio and video distribution products. He has served on several industry technical committees including the AVnu (AVB), Consumer Electronic Association (CEA) where he co-chaired the working group and co-authored the ANSI/CEA-2030 Multi-Room Audio Cabling Standard.

EXECUTIVE COMPENSATION
Summary Compensation
The following table sets forth the compensation paid or earned by each named executive officer for the years ended December 31, 2015 and 2014.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation (3)	Total
Zeynep Hakimoglu - Chairman of the Board, Chief Executive Officer and President
Year ended December 31, 2015	$279,154	$—	$59,895	$88,200	$427,249
Year ended December 31, 2014	258,960	181,600	109,247	—	549,807
Narsi Narayanan - Senior Vice President of Finance and Corporate Secretary
Year ended December 31, 2015	$170,481	$—	$31,210	$29,100	$230,791
Year ended December 31, 2014	161,590	90,800	61,922	—	314,312
Michael Braithwaite - Senior Vice President - Network Media Streaming Business
Year ended December 31, 2015	$167,288	$53,073	$24,000	$3,109	$247,470
Year ended December 31, 2014	162,500	—	36,329	1,800	200,629

(1)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our long-term incentive plans during the periods reported above, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation.   The assumptions made in the valuation of our option awards and the material terms of option awards are disclosed in Note 9 - Share Based Payments in our Notes to Consolidated Financial Statements included in Part IV of the Form 10-K for the year ended December 31, 2015.

(2)
Non-Equity Incentive Plan Compensation for Ms. Hakimoglu and Mr. Narayanan is based upon the achievement of pre-determined quarterly goals, namely, financial goals comprising of revenue, gross margin, operating income and meeting reporting deadlines, and non-quantitative performance goals.  Mr. Braithwaite's compensation plan is based upon attainment of revenue of a certain product group. Non-quantitative goals varied for each executive officer. Examples of non-quantitative goals include introduction of a new product, identification of a new distribution opportunity, implementing internal controls, and improving product quality.  The Chief Executive Officer recommends to the Compensation Committee the compensation for achievement or partial achievement of any such predetermined goal by the other two executive officers.  Compensation under the non-equity incentive plan for Ms. Hakimoglu and Mr. Narayanan is calculated by assigning 70% weight to financial goals (with each goal having equal share for each officer's goals) and 30% to non-quantitative goals. Of the amounts included above, Ms. Hakimoglu’s compensation for the year ended December 31, 2015 included $24,895 for achieving financial goals and $35,000 for achieving non-quantitative goals, and for the year ended December 31, 2014 included $46,741 for achieving financial goals and $62,506 for achieving non-quantitative goals. Mr. Narayanan’s compensation for the year ended December 31, 2015 included $15,395 for achieving financial goals and $15,815 for achieving non-quantitative goals, and for the year ended December 31, 2014 included $28,914 for achieving financial goals and $33,008 for achieving non-quantitative goals. Mr. Braithwaite’s compensation for the year ended December 31, 2015 included $7,500 for achieving financial goals and $16,500 for achieving non-quantitative goals, and for the year ended December 31, 2014 included $29,743 for achieving financial goals and $6,586 for achieving non-quantitative goals.

(3)
All other Compensation for 2015 includes $10,000 for Ms. Hakimoglu and $11,250 for Mr. Narayanan awarded for special achievement with respect to a litigation issue. All other compensation for 2015 also includes value of ClearOne stock awarded under a dividend equivalents plan offered to all ClearOne stock optionees including directors and officers. Under this plan, dividend equivalents were calculated at $0.10, $0.035 and $0.035, for each stock option outstanding in the quarters of 2014-Q4, 2015-Q1 and 2015-Q2, respectively and equivalent value of ClearOne stock awarded. The amounts calculated for Ms. Hakimoglu, Mr. Narayanan and Mr. Braithwaite were $78,200, $17,850 and $3,109, respectively. The calculated dividend equivalents were awarded in the form of ClearOne stock valued at market price on the date of award of dividend equivalents. All Other Compensation in 2014 for Mr. Braithwaite consists of honorarium paid under a patenting process program.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2015.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Grant Date	Option Expiration Date
Zee Hakimoglu	150,000	—	3.65	09/18/06	09/18/16
	150,000	—	6.15	08/14/07	08/14/17
	50,000	—	4.03	11/14/08	11/14/18
	10,000	—	3.00	05/26/10	05/26/20
	10,000	—	5.48	08/05/11	08/05/21
	25,000	—	3.92	05/11/12	05/11/22
	19,444	5,556	8.22	08/22/13	08/22/23
	16,666	23,334	8.34	09/12/14	09/12/24
Narsi Narayanan	30,000	—	2.78	08/27/09	08/27/19
	10,000	—	3.00	05/26/10	05/26/20
	10,000	—	5.48	08/05/11	08/05/21
	20,000	—	3.92	05/11/12	05/11/22
	11,666	3,334	8.22	08/22/13	08/22/23
	8,333	11,667	8.34	09/12/14	09/12/24
Michael Braithwaite	3,056	—	5.48	08/05/11	08/05/21
	—	10,000	12.98	05/01/15	05/01/25
(1) One-third of unvested options vest one year from the date of grant and balance vest equally over a period of 24 months following the first anniversary date of grant.

Option Exercises
None of the named executive officers exercised options during the year ended December 31, 2015.

Potential Payments Upon Termination or Change in Control

Employment Agreements.   As of the year ended December 31, 2015, none of our named executive officers was party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or the executive to terminate his or her employment for any reason or for no reason.
Accelerated Stock Option Vesting Upon a Change in Control .  For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or the closing of the transaction causing the change in control.
Under the option grants, a "Change in Control"  means a change in ownership or control of the Company effected through either of the following transactions:
(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders, or
(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the

Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.
At our current stock price of about $10.50, all our named executive officers would benefit from any potential accelerated vesting of unvested stock options.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2015. Ms. Hakimoglu did not receive additional compensation for her service as a director.

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Other Compensation (3)	Total	Share Options Outstanding at Year End
Brad R. Baldwin	$37,200	$53,469	$11,050	$101,719	75,000
Larry R. Hendricks	33,600	53,469	11,050	98,119	75,000
Scott M. Huntsman	37,200	53,469	11,050	101,719	75,000
Eric L. Robinson	12,500	40,940	—	53,440	8,333

(1)	The base annual director’s fee for the reporting year was $30,000.

(2)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our long-term incentive plans during the periods reported above, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation.  The assumptions made in the valuation of our option awards are disclosed in Note 9 - Share Based Payments in our Notes to Consolidated Financial Statements contained in our Form 10-K for the year ended December 31, 2015.

(3)
Other compensation represents value of ClearOne stock awarded under a dividend equivalents plan offered to all ClearOne stock optionees including directors and officers. Under this plan, dividend equivalents were calculated at $0.10, $0.035 and $0.035, for each stock option outstanding in the quarters of 2014-Q4, 2015-Q1 and 2015-Q2, respectively and equivalent value of ClearOne stock awarded.

On August 20, 2013, the Compensation Committee approved an increase in the monthly base for outside Board of Director’s compensation from $2,000 to $2,500 per month. Also effective from this date, outside directors receive $100 per month for each board committee served on, and an additional $300 per month if the outside director is the chair of the Audit or Compensation Committee. The fee is not dependent on the number of meetings attended by any directors. In addition, independent directors receive an annual grand of stock options of 10,000 shares of common stock, of which one-third vests on the first anniversary of the date of grant, and the remaining vest in equal monthly increments over the subsequent 24-month period. All directors are reimbursed by us for their out-of-pocket travel and related expenses incurred in attending all Board of Directors and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We recognize that transactions between us and any of our directors, executives or other related persons can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our company and shareholders. Therefore, as a general matter and in accordance with our Code of Ethics, it is our preference to avoid such transactions. Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of our company. Under the terms of its charter, our Audit and Compliance Committee reviews and, if appropriate, approves or ratifies any such transactions. Pursuant to the charter, the Committee will review any transaction in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executives had, has or will have a direct or indirect material interest. After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of our company and our shareholders, as the Committee determines in good faith.

Related Party Transactions:

Consulting Agreement with Edward Dallin Bagley

On June 3, 2015, ClearOne, Inc. (“ClearOne”) entered into a Consulting Agreement with Edward D. Bagley, former Chairman of the Board and greater than 10% shareholder (“Consulting Agreement”) which shall become effective as of July 29, 2015 for a term of three years. Pursuant to the terms of the Consulting Agreement Mr. Bagley will be paid a fee of $5,000 per month and is eligible to participate in our equity incentive programs and will be granted stock options commensurate with grants of stock options made to our directors. During 2015, he was paid $25,000 as consulting fees and was awarded 8,333 options at an exercise price of $12.77.

AUDIT AND COMPLIANCE COMMITTEE REPORT
The Audit and Compliance Committee of the Board of Directors is comprised of three directors, all of whom are independent as defined in NASDAQ and SEC rules and regulations. The members of the Audit and Compliance Committee are Scott M. Huntsman, Brad R. Baldwin, Eric L. Robinson and Larry R. Hendricks. Scott M. Huntsman is the Board of Directors’ designated “audit committee financial expert” as that term is defined in the securities laws. In addition, the Board of Directors has determined Eric L. Robinson is also an “audit committee financial expert” as that term is defined in the securities laws.
We are responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with generally accepted auditing standards in the United States of America and for expressing an opinion on those financial statements based on its audit. The Audit and Compliance Committee reviews these processes on behalf of the Board of Directors. The Audit and Compliance Committee has reviewed and discussed with management and our independent registered public accounting firm the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015.
Additionally, the Audit and Compliance Committee has discussed with the principal accountants the auditors’ independence from management and our company, including the matters in the written disclosure and the letter received from the principal accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding independence discussions with Audit Committees and considered the compatibility of non-audit services with the accountants’ independence. The Audit and Compliance Committee also discussed with the principal accountants any matters required to be discussed by PCAOB AU Section No. 380, as currently in effect.
In reliance on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission on March 15, 2016.
Respectfully submitted by the members of the Audit and Compliance Committee.
Scott M. Huntsman (Chair)
Brad R. Baldwin
Larry R. Hendricks
Eric L. Robinson

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding ownership of our common stock as of April 27, 2016, except as otherwise stated, by (i) each director and nominee for director, (ii) the named executive officers, (iii) all of our named executive officers and directors as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock.

Name of Beneficial Owner (1)	Shares Beneficially Owned
	Actually Owned (2)	Actually Owned Percent (2)	Shares that could be acquired within 60 days (2)	Total (2)	Percent (2)
	(A)	(B)	(C)	(D)	(E)
Directors and Executive Officers:
Zee Hakimoglu	204,853	2.23%	291,943	496,796	5.11%
Brad Baldwin (3)	112,797	1.23%	24,443	137,240	1.41%
Larry Hendricks	14,568	0.16%	61,443	76,011	0.78%
Scott Huntsman	55,468	0.60%	64,443	119,911	1.23%
Narsi Narayanan	4,156	0.05%	85,832	89,988	0.93%
Michael Braithwaite	1,058	0.01%	3,611	4,669	0.05%
All directors and executive officers as a group (6 persons)	392,900	4.27%	531,715	924,615	9.51%

5% Shareholders:
Edward Dallin Bagley (4)	2,760,135	30.03%	834	2,760,969	28.39%
Wellington Group Holdings LLP (5)	600,014	6.53%	—	600,014	6.17%

(1)
Except as otherwise indicated, each person named in the table has sole voting and investment power, subject to the Utah Control Shares Acquisition Statute, with respect to all common stock beneficially owned, subject to applicable community property law.  Except as otherwise indicated, each person may be reached at our corporate offices c/o ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

(2)
The percentages shown in Column (B) are calculated based on 9,191,333 shares of common stock outstanding on April 27, 2016.  The numbers shown in Column (D) and percentages shown in Column (E) include the shares of common stock actually owned as of April 27, 2016 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date.  In calculating the percentage of ownership, all shares of common stock that each identified person or group had the right to acquire within 60 days of April 27, 2016 upon the exercise of options shown in Column (C) are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by the persons or groups listed above.

(3)	Includes 75,329 shares held in the Baldwin Family Trust; 25,500 owned jointly with his spouse; 11,968 shares owned directly, of which 11,000 are held in an IRA under the name of Mr. Baldwin.

(4)
Amounts for Mr. Edward D. Bagley include (i) 126,166 shares held by Edward D. Bagley’s spouse with respect to which he disclaims beneficial ownership but also has acknowledged he may be deemed the owner (ii) 800,000 shares that are deemed to be owned by his spouse based on the fact she is a trustee of the trust in which such shares are held and (iii) 834 shares of common stock issuable upon exercise of stock options. Mr. Edward D. Bagley has sole voting and dispositive power over 1,833,969 shares (including the shares that may be acquired pursuant to the exercise of stock options) and shared voting and dispositive power over the 126,166 shares held by Mr. Edward D. Bagley’s spouse. This information is based upon Schedules 13D/A, as filed by Mr. Edward D. Bagley with the SEC on March 14, 2013 and November 15, 2013. E. Bryan Bagley, who resigned as Director effective November 6, 2012 is the son of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of common stock beneficially owned by the other. The amounts indicated for Mr. Edward D. Bagley do not include any shares held by E. Bryan Bagley. All shares indicated as beneficially owned by Edward D. Bagley are subject to application of the Utah Control Shares Acquisition Act.

(5)
Represents 600,014 shares of our common stock beneficially owned by investment advisers directly or indirectly owned by Wellington Group Holdings LLP. This information is based upon a Schedule 13G/A, as filed and amended with the SEC as of February 11, 2016. The investment advisers identified in this filing are Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management LLP. The investment advisers on behalf of their clients have sole voting and dispositive power over all of these shares.  The address of investment advisers listed in the filing is 280 Congress Street, Boston, MA 02210.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S
INDEPENDENT PUBLIC ACCOUNTANTS
Following the resignation of our former certified public accountants RSM (formerly known as McGladrey LLP), we retained Tanner LLC as our auditor and independent certified public accountants for the year ended December 31, 2015. The Board of Directors of the Company has approved the appointment of Tanner LLC as our auditor and independent certified public accountants for the year ending December 31, 2016. The ratification of selection of our auditors for the current year ending on December 31, 2016 is being submitted to the shareholders for their consideration.
It is anticipated that a representative of Tanner LLC will attend the annual meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation, although the representative will have an opportunity to do so if he or she desires.
Principle Accountant Fees and Services
The following table presents aggregate fees billed by the principal accountants to our company:

	Year ended December 31,
	2015		2014
	Tanner	RSM	Tanner	RSM
Audit Fees (1)	$282,000	$86,000	$201,300	$433,900
Audit-related Fees	—	18,000	—	18,000
Tax fees (2)	3,400	227,000	—	133,900
All other fees (3)	—	—	—	—
Total	$285,400	$331,000	$201,300	$585,800

(1)
Represents fees billed for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q. Fees billed by RSM US LLP ("RSM") for 2015 and for a portion of 2014 related to audit fees billed in connection with opinions which were withdrawn for 2014 or fees for reviews which required re-performance by Tanner for 2015.

(2)	Represents fees billed for tax filing, preparation, and tax advisory services.

(3)	Represents fees billed for all other non-audit services, such as consulting on potential acquisitions or dispositions.

Pre-Approval Policies and Procedures
The Audit and Compliance Committee ensures that we engage our independent registered public accounting firm to provide only audit and non-audit services that are compatible with maintaining the independence of our public accountants. The Audit and Compliance Committee approves or pre-approves all services provided by our public accountants. Permitted services include audit and audit-related services, tax services and other non-audit related services. Certain services are identified as restricted. Restricted services are those services that may not be provided by our external public accountants, whether identified in statute or determined to be incompatible with the role of an independent auditor. All fees identified in the preceding table were approved by the Audit and Compliance Committee. During 2015, the Audit and Compliance Committee reviewed all non-audit services provided by our independent registered public accounting firm and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “ FOR ” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL THREE
APPROVAL, BY NON-BINDING VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the disclosure rules of the SEC.
As described in detail under the headings “Compensation Committee” and “Executive Compensation,” our executive compensation programs are designed to attract and retain key executives, to stimulate management’s efforts on our behalf in a way that supports our business plan and to align management’s incentives with our long-term interests and those of our shareholders. Please read the discussion under the headings “Compensation Committee” beginning on page 7 and “Executive Compensation” beginning on page 10 for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our named executive officers.
We are asking shareholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal, commonly known as “say on pay,” gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote on this proposal is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote FOR this proposal on their proxy card.
The say on pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders, and to the extent there is any significant vote against our named executive officers’ compensation as disclosed in this proxy statement, the Compensation Committee will evaluate what, if any, actions are necessary to address the concerns of shareholders.
Accordingly, we ask our shareholders to approve the following advisory resolution at the 2016 Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and narrative discussion, is hereby APPROVED.”
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “ FOR ” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
Any shareholder that wishes to present any proposal for shareholder action at our Annual Meeting of Shareholders to be held during calendar year 2017 must notify us at our principal executive offices no later than January 9, 2017 in order for the proposal to be included in our proxy statement and form of proxy relating to that meeting.
Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2017, except in circumstances where (i) we receive notice of the proposed matter no later than March 25, 2017 and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

SUPPLEMENTAL PROXY INFORMATION

Except as specifically modified or supplemented by the information contained in this supplement, all information set forth in the Definitive Proxy Statement remains applicable.

OTHER MATTERS
We know of no other business to be submitted at the meeting. If any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as our Board of Directors may recommend.

CLEARONE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK     KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s) mark “For all except” and write the number(s) of the nominee(s) on the line below:

1.	Election of Directors

Nominees:

1)	Zeynep “Zee” Hakimoglu

2)	Brad R. Baldwin

3)	Larry R. Hendricks

4)	Eric L. Robinson

The Board of Directors recommends you vote FOR proposals 2, and 3.
For    Against    Abstain

2.	Ratify the appointment of Tanner LLC as the Company’s independent public accountants. ☐ ☐ ☐

3.	Approve, by non-binding vote, the compensation of named executive officers. ☐ ☐ ☐
NOTE: Such other business as may properly come before the Annual Meeting or any adjournment thereof.

For address changes and/or comments, mark here (see reverse for instructions)     ☐

Please indicate if you plan to attend this meeting        Yes ☐    No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.
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CLEARONE, INC.
Proxy for Annual Meeting of Shareholders
Wednesday, June 8, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ClearOne, Inc., a Utah corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 29, 2016, and hereby appoints Zeynep Hakimoglu and Narsi Narayanan, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on June 8, 2016, at 11:30 A.M., local time, at Conference Room 10, Westgate Las Vegas Resort and Casino, 3000 Paradise Road, Las Vegas, NV 89109, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any postponement or adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder. In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Address Changes / Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side